UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2012

CHINA MEDICINE CORPORATION
(Exact name of Registrant as specified in Charter)

Nevada	000-51379	51-0539830
(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2/F, Guangri Tower No. 9 Siyounan Road 1st Street Yuexiu District Guangzhou, China 510600

(Address of Principal Executive offices and zip code)

(8620) 8739-1718 and (8620) 8737-8212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 26, 2012, the board of directors of China Medicine Corporation, a Nevada corporation (the “Company”), voted in favor of pursuing voluntary deregistration of the Company’s common stock. The Company intends to file a Form 15 on or about October 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer

Date: September 27, 2012